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                                                                    EXHIBIT 10.8

                                 AMENDMENT NO. 3
                                     to the
                             R. G. BARRY CORPORATION
                          SUPPLEMENTAL RETIREMENT PLAN
                        (Effective as of March 31, 2004)

WHEREAS, R. G. Barry Corporation ("Company") adopted the R. G. Barry Corporation Supplemental Retirement Plan ("Plan") effective January 1, 1978;

WHEREAS, the Company subsequently amended the Plan, most recently effective January 1, 2000; WHEREAS, the Company wants to amend the Plan again;

WHEREAS, Section 5.06 of the Plan provides that the Company's Board of Directors may amend and terminate the Plan at any time;

NOW, THEREFORE, in accordance with Section 5.06 of the Plan, the Plan is amended as follows:

1. The Plan's Preamble is amended by the addition of the following new paragraph:

                  Effective March 31, 2004 ("Freeze Date"), the Plan is frozen. On and after the Freeze Date, (a) no individual may become a Participant, (b) no additional benefits will accrue and (c) benefits will begin to be distributed no earlier than the date a Participant terminates employment with the Sponsor and all Affiliates. Benefits accrued before the Freeze Date will be calculated as otherwise provided in the Plan as modified by this Amendment No. 3.

2. Section 1.01, ACCRUED RETIREMENT PENSION, is amended to read, in its entirety, as follows:

         1.01     ACCRUED RETIREMENT PENSION

                  The pension each Participant had accrued as of the Freeze Date under the terms of the Plan as in effect immediately before the Freeze Date, as modified by this Amendment No. 3.

3. Section 2.01, ELIGIBILITY, is amended to read, in its entirety, as follows:

         2.01     ELIGIBILITY

                  No individual may become a Plan Participant on and after the Freeze Date.

4. Section 2.02, COMMENCEMENT OF PARTICIPATION, is amended to read, in its entirety, as follows:

         2.02     COMMENCEMENT OF PARTICIPATION

                  No individual may become a Plan Participant on and after the Freeze Date.

5. Section 3.03, LATE RETIREMENT, is amended to read, in its entirety, as follows:

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         3.03     LATE RETIREMENT

                  Each Participant who continues as an employee of an Employer beyond the date he is eligible for a Normal Retirement Benefit under
         Section 3.01 and completed at least five years of Vesting Service before the Freeze date shall be entitled to receive a Late Retirement Benefit as provided in Section 4.03. Such Late Retirement Benefit shall commence on the Participant's actual retirement date regardless of the date benefits commence under the Base Plan.

6. Section 4.01, NORMAL RETIREMENT BENEFIT, is amended to read, in its entirety, as follows:

         4.01     AMOUNT OF BENEFITS

                  (a) Each Participant shall upon retirement at his Normal Retirement Age (determined as of the Freeze Date) be entitled to a pension, payable monthly for his life, in the amount of (i) minus (ii) minus (iii), where (i), (ii) and (iii) have the following meanings:

                           (i) 2-1/2% of his Final Average Compensation determined on the Freeze Date, minus 2-1/12% of his Primary Social Security Benefit determined on his Normal Retirement Date, the difference multiplied by his Salaried Benefit Service determined on the Freeze Date up to a maximum of 24 years;

                           (ii) the monthly pension payable on a life only basis under the Base Plan; and
                           (iii) the monthly benefit payable on a life only basis under the R.G. Barry Corporation Restoration Plan.

                  (b) Notwithstanding any provision contained herein, each Original Participant shall upon retirement at his Normal Retirement Age be entitled to a pension, payable monthly for his life, in an amount equal to the greater of (i) the benefit described in paragraph (a) of this Section 4.01 and (ii) 60% of his Final Average Compensation determined on the Freeze Date reduced by (A) the monthly pension payable on a life only basis under the Base Plan; and (B) 50% of his Primary Social Security Benefit determined at his Normal Retirement Age. For purposes of making benefit calculations under this Section 4.01(b), "Compensation" shall have the meaning contained in Section
         1.04 except that "Compensation" shall include cash bonuses.

7. Section 4.03, LATE RETIREMENT BENEFIT, is amended to read, in its entirety, as follows:

         4.03     LATE RETIREMENT BENEFIT

                  The monthly pension benefit payable to a Participant who became eligible for a Late Retirement Benefit under Section 3.03 before the Freeze Date shall be the benefit accrued on the day before the Freeze Date under Section 4.03 as in effect immediately before the Freeze Date. The monthly pension benefit payable to a Participant who became eligible for a Late Retirement Benefit under Section 3.03 after the Freeze Date shall be the monthly benefit calculated under Section 4.01, with no actuarial increase to reflect the later starting date thereof or the value of payments not made to the Participant between his Normal Retirement Age and actual retirement date.

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IN WITNESS WHEREOF, R. G. Barry Corporation has caused this instrument to be executed on this 20th day of February, 2004 by its duly authorized officer, effective as provided above.

                                            R. G. BARRY CORPORATION

                                            By:/s/ Daniel D. Viren
                                               ---------------------------------
                                                Senior Vice President - Finance,
                                                Chief Financial Officer